SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC., (the
                           "Fund")


            Supplement dated December 4, 1995 to
               Prospectus dated June 21, 1995


     Commencing December 11, 1995, the minimum initial investment in the Fund is $3,000,000 which may be met by aggregating the amount of the initial investment made in all three Portfolios of the Fund. For qualified municipalities, including state and locally chartered agencies making an initial investment in the Government Portfolio of at least $1,000,000, the minimum initial investment requirement in the Fund shall not apply.

     In addition, commencing December 11, 1995, the net asset value per share of each of the Cash and Government
Portfolios of  the Fund will be determined as of 2:00 p.m.
New York City time on each day that the New York Stock
Exchange and the Fund's custodian are open.


FD  01040  12/95